USAA SCIENCE & TECHNOLOGY FUND Fund Shares/USSCX ■ Adviser Shares/USTCX	SUMMARY PROSPECTUS December 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2015, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Science & Technology Fund (the Fund) seeks long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

Fund Shares		None
Adviser Shares		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative
to a securities market index)	0.78%	0.76%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.40%	0.41%
Total Annual Operating Expenses	1.18%	1.42%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$120	$375	$649	$1,432
Adviser Shares	$145	$449	$776	$1,702
Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks may be heighted to the extent the Fund invests in emerging market countries. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	18.55%	June 30, 2009
Lowest Quarter Return	–26.55%	December 31, 2008
Year-to-Date Return	0.93%	September 30, 2015

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of shares of the Fund may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS For Periods Ended December 31, 2014

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception		Inception Date

Science & Technology Fund Shares
Return Before Taxes	19.54%	17.69%	10.14%
Return After Taxes on Distributions	16.46%	16.41%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares	13.52%	14.09%	8.25%

Adviser Shares						8/1/2010
Return Before Taxes	19.81%	–	–	20.52%

Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%	17.66	%*
S&P North American Technology Index (reflects no deduction for fees, expenses, or taxes)	15.28%	14.83%	9.15%	17.92	%*
S&P 500® Healthcare Index (reflects no deduction for fees, expenses, or taxes)	23.34%	19.38%	10.64%	24.40	%*
Lipper Science & Technology Funds Index (reflects no deduction for taxes)	12.26%	14.31%	8.51%	16.80	%*

*The performance of the S&P 500 Index, S&P North American Technology Index, S&P 500 Healthcare Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Institutional Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER(S)

Wellington Management Company LLP (Wellington Management)

PORTFOLIO MANAGER(S)

Robert L. Deresiewicz, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the science portion of the Fund since December 2013.

John F. Averill, CFA, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Bruce L. Glazer, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Anita M. Killian, CFA, Senior Managing Director, Partner, and Global Industry Analyst affiliated with Wellington Management,

has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Michael T. Masdea, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since July 2010.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund through USAA Brokerage Services on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries, and if you have an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

■    Minimum initial purchase: $3,000

■    Minimum subsequent investment: $50

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98016-1215

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